                    U.S. Securities and Exchange Commission

                            Washington, D.C.  20549

                                   Form 8-K

                                Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 4, 1998

                            SIGMA ALPHA GROUP, LTD.
                            -----------------------
               Exact name of Registrant as specified in charter


     Delaware                    33-90344                     23-2498715
     -------------------------------------------------------------------
   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)


     1341 North Delaware Avenue, Philadelphia, Pennsylvania    19125
     ---------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)


                                215-425-8682
                                ------------
           (Registrant's telephone number, including area code)





















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Item 5.  Other Events

     Effective March 4, 1998, Sigma Alpha Group, Ltd. (the "Company") has changed its name to Clariti Telecommunications International, Ltd. This change reflects the fact that, over the past two years, the Company has refocused its business to concentrate solely on telecommunications. To coincide with the new name, the Company's stock symbol has changed from "SGAL" to "CLRI." The Company's common stock is quoted on the National Association of Securities Dealers over-the-counter market on the OTC Bulletin Board.

     According to the Company's Chairman and CEO, Peter S. Pelullo, "The Sigma Alpha name has served us well, but it was time to develop a name that readily tells the market what business we are in. By changing the Company name to Clariti Telecommunications, we are signaling a new era in our corporate life."

     Mike McAndrews, the Company President, added, "The name Clariti Telecom-munications came out of a 3-month naming process, where we focused on the key attributes that we want associated with our Company. Since we are developing voice communication products for international markets, we wanted a name that would emphasize attributes such as 'clear audio sound', communications products and services' and 'worldwide markets.' We tested a variety of names both in the U.S. as well as overseas, and Clariti Telecommunications International was the clear winner. The 'i' at the end of Clariti signifies 'information' since we will deliver important information - personal messages, news, weather, etc.
- to consumers in many markets."

     The Company is currently developing the Clariti TM Digital Voice Paging System, the world's first low-cost voice paging systems with digital audio quality. This patented wireless communications technology uses FM subcarrier frequencies, so it can be installed in any city where FM radio towers exist. The Company plans to market its voice paging service in international regions such as Latin America and China, the world's two fastest-growing paging markets.

     For further information, check the Company's Web site at www.clariti.com or contact Jacqueline Gaudenzi, Clariti Investor Relations at 215-425-8682.






















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                                 Signatures
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SIGMA ALPHA GROUP, LTD.
                                                 (Registrant)

March 4, 1998

                                                 By: s/James M. Boyd, Jr.
                                                     --------------------
                                                     James M. Boyd, Jr.
                                                     Vice President of Finance
                                                     and Chief Accounting
                                                     Officer